Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-62210

PROSPECTUS SUPPLEMENT
---------------------
(To Prospectus dated July 18, 2001)

                              BARNES & NOBLE, INC.


                                  $300,000,000
                  5.25% Convertible Subordinated Notes Due 2009


     9,227,363 Shares of Common Stock Issuable Upon Conversion of the Notes


                      -----------------------------------

         This prospectus supplement relates to the resale of (i) up to $300,000,000 aggregate principal amount of our 5.25% Convertible Subordinated Notes Due 2009 and (ii) up to 9,227,363 shares of our common stock which are initially issuable upon conversion of the notes by any holders thereof. The notes and the underlying common stock may be offered from time to time for the accounts of the selling securityholders named herein, in the prospectus dated July 18, 2001, or in additional supplements to the prospectus. This prospectus supplement reflects the purchase of notes by various selling securityholders since the date of the prospectus.

         The notes are convertible, in whole or in part, at the option of the selling securityholder at any time prior to the close of business on the business day immediately preceding March 15, 2009, unless previously redeemed or repurchased, into shares of common stock, at a conversion price of $32.512 per share (equivalent to a conversion rate of 30.7578 shares per $1,000 principal amount of notes), subject to adjustment in certain circumstances. Our common stock is traded on The New York Stock Exchange under the symbol "BKS." On September 4, 2002, the last sale price for our common stock as reported on The New York Stock Exchange was $22.64 per share.

         We will not receive any of the proceeds from the sale of the notes or the underlying common stock being offered by the selling securityholders. The notes and the underlying common stock may be offered in negotiated transactions or otherwise, at market prices prevailing at the time of sale or at negotiated prices. In addition, the shares of common stock may be offered from time to time through ordinary brokerage transactions on The New York Stock Exchange. See "Plan of Distribution" in the prospectus. The selling securityholders and any brokers, dealers or agents that participate with the selling securityholders in the distribution of the notes or the underlying common stock may be deemed to be "Underwriters" within the meaning of the Securities Act, in which case any commissions received by such brokers-dealers, agents or underwriters and any profit on the resale of the notes or the underlying common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THE DATE OF THIS PROSPECTUS SUPPLEMENT IS SEPTEMBER 9, 2002.

                             SELLING SECURITYHOLDERS

         The following table, which sets forth certain information regarding the beneficial ownership of notes by the selling securityholders and the number of shares of common stock issuable upon conversion of the notes as of September 4, 2002, has been updated from the table contained in the prospectus to include certain additional selling securityholders.

         Any or all of the notes or underlying common stock listed below may be offered for sale pursuant to this prospectus supplement by the selling securityholders from time to time. Accordingly, no estimate can be given as to the amount of the notes or underlying common stock that will be held by the selling securityholders upon consummation of any such sales. In addition, the selling securityholders identified below may have sold, transferred or otherwise disposed of all or a portion of their notes since the date on which the information regarding their notes was provided, in transactions exempt from the registration requirements of the Securities Act. The table has been prepared based on information furnished to us by or on behalf of the selling securityholders.

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


1976 Distribution              $9,000     *          276          0        *
  Trust FBO A.R.
Lauder/Zinterhofer
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


1976 Distribution             $18,000     *          553          0        *
  Trust FBO Jane
A. Lauder
c/o Advent Capital Management
30 Broad Street, 30th Floor
  New York, NY 10004


2000 Revocable Trust FBO A.R.  $9,000     *          276          0        *
Lauder/Zinterhofer
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


AAM/Zazove Institutional   $1,200,000     *       36,909          0        *
  Income Fund L.P.
940 Southwood Blvd., #200
Incline Village, NV 89451

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


ACM Offshore Fund          $3,150,000    1.0%     96,887          0        *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


AIG/National Union Fire      $925,000      *      28,451          0        *
  Insurance
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


Alexandra Global           $9,000,000    3.0%    276,820          0        *
   Investment Fund 1 Ltd.
c/o 237 Park Avenue, 9th Floor
New York, New York 10017


Allete, Inc.                 $250,000     *        7,689          0        *
30 W. Superior Street
Duluth, MN 55802


Aloha Airlines Non-Pilots    $100,000     *        3,075          0        *
  Pension Trust
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd., Suite 900
Los Angeles, CA 90024


Aloha Pilots Retirement       $50,000     *        1,537          0        *
  Trust
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


Alpine Associates          $5,450,000    1.8%    167,630          0        *
c/o V.E.Z. Systems
120 Broadway, 9th Floor
  Rm 913
New York, NY 10271


Alpine Partners, L.P.        $850,000     *       26,144          0        *
c/o V.E.Z. Systems
120 Broadway, 9th Floor
  Rm 913
New York, NY 10271

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


American Motorist Insurance  $655,000     *       20,146          0        *
  Company
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


American Samoa Government     $40,000     *        1,230          0        *
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210


Arapahoe County Colorado      $63,000     *        1,937          0        *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


Arbitex Master Fund L.P.   $4,000,000    1.3%    123,031          0        *
c/o HW Capital L.P.
1601 Elm Street, Suite 4000
Dallas, TX 75201


Arkansas PERS              $1,350,000     *       41,523          0        *
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


Associated Electric & Gas    $800,000     *       24,606          0        *
  Insurance Services Limited
c/o Calamos Asset
  Management, Inc.
1111 Warrenville Road
Naperville, Illinois 60563-1493


Bear, Stearns & Co. Inc.   $8,100,000    2.7%    249,138          0        *
245 Park Avenue, 13th Floor
Global Fund Management
New York, NY 10167


BMO Nesbitt Burns          $1,000,000     *       30,757          0        *
1 First Canadian Place
3rd Floor Podium
Toronto, Ontario
Canada M5X 1H3

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


BNP Paribas Equity        $13,293,000    4.4%    408,864      32,826       *
  Strategies, SNC
555 Croton Road, 4th Floor
King of Prussia, PA 19406


Boilermakers Blacksmith    $1,850,000     *       56,902          0        *
  Pension Trust
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


BP Amoco Corporation       $3,950,000    1.3%    121,493          0        *
  Master Trust for Employee
  Pension Plans
c/o Noddings Investments
700 Market Street
St. Louis, MO 63101


BP Amoco PLC. Master Trust $1,193,000     *       36,694          0        *
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210


British Virgin Island         $48,000     *        1,476          0        *
  Social Security Board
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


C&H Sugar Company            $150,000     *        4,613          0        *
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


Calamos Convertible Fund-  $2,800,000     *       86,122          0        *
Calamos Investment Trust
c/o Calamos Asset Management,
  Inc.
1111 Warrenville Road
Naperville, Illinois 60563-1493

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


Calamos Convertible Growth $2,200,000     *       67,667          0        *
  and Income Fund-Calamos
  Investment Trust
c/o Calamos Asset Management,
  Inc.
1111 Warrenville Road
Naperville, Illinois 60563-1493


Calamos Convertible          $125,000     *        3,844          0        *
  Portfolio-Calamos Advisors
  Trust
c/o Calamos Asset Management,
  Inc.
1111 Warrenville Road
Naperville, Illinois 60563-1493


Calamos Market Neutral     $3,000,000    1.0%     92,273          0        *
  Fund-Calamos Investment
  Trust
c/o Calamos Asset Management, Inc.
1111 Warrenville Road
Naperville, Illinois 60563-1493


California Public          $3,000,000    1.0%     92,723     281,300       *
  Employees' Retirement
  System
400 P Street, Suite 3492
Sacramento, CA 95814


Cheyne Capital Management  $5,275,000     *      162,247          0        *
  Limited
13 Park Place
St. James, London SWIA1LP


CIBC WM (International)    $6,000,000    2.0%    184,547          0        *
  Arbitrage
425 Lexington Avenue,
  5th Floor
New York, NY 10128


CitiSam Fund Ltd.          $4,000,000    1.3%    123,031          0        *
555 California St.,
  Suite 2975
San Francisco, CA 94104


City of New Orleans          $264,000     *        8,120          0        *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


Clarica Life Insurance       $510,000     *       15,686          0        *
  Co.-U.S.
c/o Calamos Asset Management,
  Inc.
1111 Warrenville Road
Naperville, Illinois 60563-1493


Consulting Group Capital     $480,000     *       14,763          0        *
  Market Funds
c/o Calamos Asset Management,
  Inc.
1111 Warrenville Road
Naperville, Illinois 60563-1493


Continental Assurance      $2,450,000     *       75,356          0        *
  Company on Behalf of
  its Separate Account (E)
CNA Plaza
23 South
Chicago, IL 60685


Convertible Securities       $205,000     *        6,305          0        *
  Fund
c/o Banc of America
  Capital Management, LLC
601 W. Riverside Avenue,
  Suite 420
Spokane, WA 99201-0620


Cooper Neff Convertible    $1,890,000     *       58,132          0        *
  Strategies Fund LP
c/o BNP Paribas Brokerage
  Services, Inc.
555 Croton Road, 4th Floor
King of Prussia, PA 19406


Credit Suisse First       $20,307,000    6.7%    624,600          0        *
  Boston Corporation
11 Madison Avenue, 7th Floor
New York, NY 100101
Attn: Reorg. Dept.


DeAm Convertible Arbitrage $1,500,000     *       46,136          0        *
  Fund
c/o Palladin Group
195 Maplewood Avenue
Maplewood, NJ 07040

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


Delaware PERS              $2,000,000     *       61,515          0        *
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


Deutsche Banc Alex Brown   $7,100,000    2.3%    218,380      1,275,324  2.2%
1251 Avenue of the Americas
New York, NY 10020


Delta Pilots Disability      $500,000     *       15,378          0        *
  and Survivorship Trust
c/o Calamos Asset Management,
  Inc.
1111 Warrenville Road
Naperville, Illinois 60563-1493


Drury University              $50,000     *        1,537          0        *
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd., Suite 900
Los Angeles, CA 90024


Drury University              $50,000     *        1,537          0        *
c/o Calamos Asset Management,
  Inc.
1111 Warrenville Road
Naperville, Illinois 60563-1493


F.R. Convt. Sec. Fn.         $275,000     *        8,458          0        *
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


First Union Securities,    $6,550,000    2.2%    201,464          0        *
  Inc.
8739 Research Drive
Charlotte, NC 28262-0675


Grace Brothers, Ltd.         $750,000     *       23,068      12,900       *
1560 Sherman Ave., Ste. 900
Evanston, IL 60201

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


Hawaiian Airlines             $50,000     *        1,537          0        *
  Employees Pension
  Plan-IAM
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


Hawaiian Airlines Pension     $10,000     *          307          0        *
  Plan for Salaried Employees
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


Hawaiian Airlines Pilots      $90,000     *        2,768          0        *
  Retirement Plan
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


HFR Convertible Arbitrage    $250,000     *        7,689          0        *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


HFR Master Fund Ltd.         $400,000     *       12,303          0        *
940 Southwood Blvd., #200
Incline Village, NV 89451


HFR Master Fund, Ltd.        $200,000     *        6,151          0        *
  10 South Riverside Drive,
  Suite 1450
Chicago, Illinois 60606


Highbridge International  $21,000,000    7.0%    645,915          0        *
  LLC
P.O. Box 30554 SmB
Grand Cayman Islands
BWI

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


Hotel Union & Hotel          $430,000     *       13,225          0        *
  Industry of Hawaii
c/o SSI Investment
  Management
357 North Canon Drive
Beverly Hills, CA 90210


ICI American Holdings      $1,075,000     *       33,064          0        *
  Trust
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd., Suite 900
Los Angeles, CA 90024


Independence Blue Cross      $137,000     *        4,213          0        *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


Innovest                     $370,000     *       11,380          0        *
  Finanzdienstleistungs AG
c/o Nicholas Applegate Capital
  Management
600 West Broadway
San Diego, CA 92101


International Monetary       $900,000     *       27,682          0        *
  Fund Convertible Fund
555 California Street,
  Suite 2975
San Francisco, CA  94104


Investcorp-SAM Fund Ltd.   $4,000,000    1.3%    123,031          0        *
555 California St.,
  Suite 2975
San Francisco, CA  94104


Island Holdings               $50,000     *       1,537          0        *
c/o Froley Revy
  Investment Company,
  Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


James Campbell Corporation   $139,000     *       4,275          0        *
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


Jefferies & Company Inc.       $9,000     *          276          0        *
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210


Jeffries & Company Inc.    $1,060,000     *       32,603          0        *
Harborside Financial Center
Suite 705, Plaza III
Jersey City, NJ 07303


Jersey (IMA) Ltd.          $2,600,000     *       79,970          0        *
c/o Libertyview Capital Mgmt.
101 Hudson Street, Suite 3700
Jersey City, NJ 07302


KBC Financial Products       $500,000     *       15,378          0        *
  USA
145 East 45th Street
2 Grand Central Tower
New York, NY 10017


KD Offshore Fund CV        $1,250,000     *       38,447          0        *
c/o Kellner, DiLeo & Co.
900 Third Avenue, Suite 1000
New York, NY  10022


Kellner, DiLeo & Co.       $1,250,000     *       38,447          0        *
900 Third Avenue, Suite 1000
New York, NY  10022


Lakeshore International    $3,000,000    1.0%     92,273          0        *
  Ltd.
601 Carlson Parkway, Suite 200
Minnetonka, MN 55305


Lancer Securities Cayman     $500,000     *       15,378          0        *
c/o Palladin Group
195 Maplewood Avenue
Maplewood, NJ 07040


Lexington Vantage Fund, Ltd. $200,000     *        6,151          0        *
c/o TQA Investors, LLC
405 Lexington Avenue,
  45th Floor
New York, NY 10174

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


LDG Limited                  $300,000     *        9,227          0        *
48 Par-La-Ville Road,
  Suite 780
Hamilton, Bermuda HM 11


Libertyview Fund LLC         $300,000     *        9,227          0        *
c/o Libertyview Capital Mgmt.
101 Hudson Street, Suite 3700
Jersey City, NJ 07302


Libertyview Funds L.P.     $2,100,000     *       64,591          0        *
c/o Libertyview Capital Mgmt.
101 Hudson Street, Suite 3700
Jersey City, NJ 07302


Lincoln National           $2,000,000     *       61,515          0        *
  Convertible Securities Fund
c/o Delaware Investments
1818 Market Street,
  13th Floor Mailcode 85
Philadelphia, PA 19103-3682


Lipper Convertibles        $2,000,000     *       61,515          0        *
  Series II, L.P.
101 Park Avenue, 6th Floor
New York, NY 10178


Lipper Convertibles, L.P. $21,162,000    7.0%    650,898          0        *
101 Park Avenue, 6th Floor
New York, NY 10178


Lipper Offshore            $5,080,000    1.6%    156,250          0        *
  Convertibles, L.P.
101 Park Avenue, 6th Floor
New York, NY 10178


Lipper Offshore              $838,000     *       25,775          0        *
  Convertibles, L.P. #2
101 Park Avenue, 6th Floor
New York, NY 10178


Local Initiatives             $75,000     *        2,306          0        *
  Support Corporation
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

                                                                        Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


Man Convertible               900,000     *       27,682          0        *
  Bond Master
Fund, Ltd.
101 Glacier Point Road,
  Suite D
San Rafael, CA 94901


McMahan Securities         $8,000,000    2.7%    246,062          0        *
  Co., L.P.
500 West Putnam Avenue,
  3rd Floor
Greenwich, CT 06830-6086


Merril Lynch                 $341,000     *       10,488          0        *
  Insurance Group
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


Morgan Stanley & Co.        $2,870,000    *       88,275          0        *
1585 Broadway
New York, NY  10036


Municipal Employees           $138,000    *        4,244          0        *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


Nabisco Holdings               $42,000    *        1,291          0        *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


Nations Convertible         $5,295,000   1.7%    162,862          0        *
  Securities Fund
c/o Bank of America Capital
  Management, LLC
601 W. Riverside Avenue,
  Suite 420
Spokane, WA  99201-0621


New Orleans Firefighters     $144,000     *        4,429          0        *
  Pension/Relief Fund
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

                                                                        Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


New York Life Insurance    $1,200,000     *       36,909          0        *
  and Annuity Corporation
51 Madison Avenue
New York, NY 10010


New York Life Insurance   $11,000,000    3.7%    338,336          0        *
  Company
51 Madison Avenue
New York, NY 10010


Northern Income Equity     $3,000,000    1.0%     92,273          0        *
  Fund
50 S. Lasalle Street
Chicago, IL 60675


Occidental Petroleum         $263,000     *        8,089          0        *
  Corporation
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


Ohio Bureau of Workers       $178,000     *        5,474          0        *
  Compensation
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


Ondeo Nalco                  $300,000     *        9,227          0        *
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd., Suite 900
Los Angeles, CA 90024


Onex Industrial Partners   $4,710,000    1.5%    144,869          0        *
  Limited
c/o Silvercreek Management Inc.
1670 Bayview Avenue, Suite 308
Toronto, Ontario, Canada M4G 3C2


OZ Master Fund, Ltd.      $10,000,000    3.3%    307,578          0        *
c/o OZ Management, LLC
9 West 57th Street,
  39th Floor
New York, NY  10019

                                                                        Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


Palladin Securities LLC    $1,000,000     *       30,757          0        *
c/o Palladin Group
195 Maplewood Avenue
Maplewood, NJ 07040


Pebble Capital Limited     $2,420,000     *       74,434          0        *
c/o Silvercreek Management
  Inc.
1670 Bayview Avenue,
  Suite 308
Toronto, Ontario,
  Canada M4G 3C2


Policemen and Firemen        $691,000     *       21,253          0        *
  Retirement System of the
  City of Detroit
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


ProMutual                    $781,000     *       24,021          0        *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


Queen's Health Plan           $35,000     *        1,076          0        *
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


Raytheon Master Pension      $704,000     *       21,653          0        *
  Trust
c/o Advent Capital
  Management
30 Broad Street, 30th Floor
New York, NY 10004


Rhapsody Fund, LP          $5,200,000    1.7%    159,940         0        *
555 California Street,
  Suite 2975
San Francisco, CA 94104


RJR Reynolds                 $123,000     *        3,783         0        *
c/o Advent Capital
  Management
30 Broad Street, 30th Floor
New York, NY 10004

                                                                        Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


Robertson Stephens         $6,000,000    2.0%    184,547          0        *
555 California Street,
  Suite 2600
San Francisco, CA 94110


Sagamore Hill Hub Fund     $6,000,000    2.0%    184,547          0        *
  Ltd.
c/o Sagamore Hill Capital Mgmt
2 Greenwich Office Park
Greenwich, CT 06831


San Diego County Employees $2,100,000     *       64,591          0        *
  Retirement Association
940 Southwood Blvd., #200
Incline Village, NV 89451


Shell Pension Trust          $558,000     *       17,162          0        *
c/o Advent Capital
  Management
30 Broad Street, 30th Floor
New York, NY 10004


Showel Capital L.P.          $300,000     *        9,227          0        *
440 South LaSalle Street
Suite 1021
Chicago, IL 60605


Silvercreek II Limited     $5,970,000    1.9%    183,624          0        *
c/o Silvercreek Management Inc.
1670 Bayview Avenue, Suite 308
Toronto, Ontario, Canada M4G 3C2


Silvercreek Limited        $1,900,000     *       58,439          0        *
  Partnership
c/o Silvercreek Management Inc.
1670 Bayview Avenue, Suite 308
Toronto, Ontario, Canada M4G 3C2


Spear, Leeds & Kellogg LP  $1,000,000     *       30,757          0        *
120 Broadway, 7th Floor
New York, NY 10271


St. Thomas Trading, Ltd.   $1,476,000     *       45,398          0        *
101 Glacier Point Road,
  Suite D
San Rafael, CA  94901

                                                                        Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


Starvest Combined          $1,000,000     *       30,757          0        *
  Portfolio
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd., Suite 900
Los Angeles, CA 90024


State of Maryland          $3,335,000    1.1%    102,577          0        *
   Retirement System
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


State of Oregon/Equity     $6,500,000    2.2%    199,926          0        *
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd., Suite 900
Los Angeles, CA 90024


State of Oregon/SAIF       $3,875,000    1.3%    119,186          0        *
  Corporation
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd.,
  Suite 900
Los Angeles, CA 90024


Sterling Invest Co.          $500,000     *       15,378          0        *
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd., Suite 900
Los Angeles, CA 90024


Sturgeon Limited             $331,000     *       10,180          0        *
48 Par-La-Ville Road
Suite 228
Hamilton, Bermuda HM 11


Syngenta AG                  $400,000     *       12,303          0        *
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd., Suite 900
Los Angeles, CA 90024

                                                                        Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


The City University of       $159,000     *        4,890          0        *
  New York
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


The Class I C Company      $1,440,000     *       44,291          0        *
c/o PRS International
801 Brickell Avenue
Miami, Florida 33121


The Estate of James          $183,000     *        5,628          0        *
  Campbell
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210


The Grable Foundation        $124,000     *        3,813          0        *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


The Grady Hospital           $138,000     *        4,244          0        *
   Foundation
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004


TQA Master Fund Ltd        $8,400,000    2.8%    258,366          0        *
405 Lexington Avenue,
  45th Floor
New York, NY 10174


TQA Master Plus Fund Ltd   $1,200,000     *       36,909          0        *
405 Lexington Avenue,
  45th Floor
New York, NY 10174


UBS O'Connor LLC FBO       $1,000,000     *       30,757          0        *
UBS Global Equity
  Arbitrage Master Ltd.
141 West Jackson Boulevard
  7th Floor
Chicago, IL 60640

                                                                        Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the     Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- --------


Van Kampen Harbor Fund     $4,500,000    1.5%    138,410          0        *
State Street Bank &
  Trust Co.
c/o Van Kampen Asset
  Management Inc.
2800 Post Oak Blvd.
Houston, TX 77056


Viacom Inc. Pension Plan      $46,000     *        1,414          0        *
  Master Trust
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210


White River Securities     $6,300,000    2.1%    193,774          0        *
  L.L.C.
c/o Global Fund Management
245 Park Avenue, 13th Floor
New York, NY 10167


Zazove Hedged Convertible  $1,100,000     *       33,833          0        *
  Fund, LP
940 Southwood Blvd., #200
Incline Village, NV 89451


Zeneca Holdings Trust        $500,000     *       15,378          0        *
c/o Froley Revy Investment
  Company, Inc.
10900 Wilshire Blvd., Suite 900
Los Angeles, CA 90024


Zurich Institutional         $200,000     *        6,151          0        *
  Benchmark Master Fund Ltd.
c/o Olympic Capital
(Bermuda) Ltd.
Williams House - 20 Reid Street
Hamilton , Bermuda HM 11


Zurich Institutional       $1,200,000     *       36,909          0        *
   Benchmarks Master Fund Ltd.
940 Southwood Blvd., #200
Incline Village, NV 89451


Unknown (5)


-----------------
* Less than 1%.

(1) The information set forth herein is as of September 9, 2002 and is based upon $300.0 million aggregate principal amount of notes outstanding.
(2) Assumes conversion of the full amount of notes held by such selling securityholder at the initial conversion price of $32.512 per share of Barnes & Noble common stock; such conversion price is subject to adjustment as described under "Description of Notes -- Conversion of Notes." Accordingly, the number of shares of common stock issuable upon conversion of the notes may increase or decrease from time to time. Fractional shares will not be issued upon conversion of the notes; cash will be paid in lieu of fractional shares, if any.
(3)  Does not include shares issuable upon conversion of the notes.
(4) Calculated based on Rule 13d-3(d)(i) of the Exchange Act using 67,461,308 shares of common stock of Barnes & Noble outstanding as of September 4, 2002. Assumes the number of shares of common stock issuable upon conversion of all of a particular holder's notes are outstanding. However, this does not include the conversion of any other holder's notes.
(5) Information about other selling securityholders will be set forth in prospectus supplements, if requested.

     We prepared this table based on the information supplied to us by the selling securityholders named in the table.

     Other than their ownership of our securities, none of the selling securityholders has had any material relationship with us within the past three years, other than Credit Suisse First Boston Corporation, which has acted as one of our initial purchasers and/or underwriters. The selling securityholders purchased all of the notes in a private transaction. All of the notes and the shares of common stock into which the notes are convertible are "restricted securities" under the Securities Act.